INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT
                  ISSUED BY LUTHERAN BROTHERHOOD VARIABLE
                        INSURANCE PRODUCTS COMPANY
                      Supplement to Prospectus Dated
                             May 1, 2000
                Relating to the World Growth Portfolio


Effective August 8, 2000, T. Rowe Price Associates, Inc. ("T. Rowe Price") purchased the 50% interest of Rowe Price-Fleming International, Inc. ("Price-Fleming"), the subadviser to the World Growth Portfolio, from Robert Fleming Holdings, Ltd. As a result of that sale, T. Rowe Price became the 100% owner of Price-Fleming and changed the name of Price-Fleming to T. Rowe Price International, Inc. ("T. Rowe Price International"). T. Rowe Price International, Lutheran Brotherhood, and LB Series Fund, Inc. have entered into a temporary investment subadvisory agreement effective as of August 8, 2000, by which T. Rowe Price International will continue to serve as investment subadviser for the World Growth Portfolio during the period until shareholders of the World Growth Portfolio consider approval of a new subadvisory agreement with T. Rowe Price International. The scope of services and fees payable to T. Rowe Price International under the temporary investment subadvisory agreement are identical to the existing agreement with Price-Fleming. A special meeting of the shareholders of the World Growth Portfolio will be held within 150 days to consider whether to approve the new agreement with T. Rowe Price International.


August 8, 2000


              Please include this supplement with your prospectus

STK VP35		#30347